SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 AUGUST 16, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600





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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On  August  16,  2000  registrant   issued  a  press  release  entitled
 "Halliburton Announces Terms of Cheney Departure," announcing the terms relating to the departure of Dick Cheney, registrant's chairman of the board and chief executive officer. Said terms are detailed in Exhibit 20 to this Current Report. Registrant also announced that Dave Lesar will succeed Mr. Cheney as registrant's newly appointed chairman, president and chief executive officer effective August 16, 2000.


Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated August 16, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HALLIBURTON COMPANY




Date:    August 17, 2000                 By:  /s/  Susan S. Keith
                                             -----------------------------------
                                                   Susan S. Keith
                                                   Vice President and Secretary




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                                  EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                     Description                            Numbered Page

20                         Press Release of                       5 of 7
                           August 16, 2000
                           Incorporated by Reference





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